UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2006

CAPITAL CORP OF THE WEST
(Exact Name of Registrant as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On July 20, 2005, Capital Corp of the West entered into a Salary Continuation Agreement with the Chief Lending Officer of the company, Mr. John J. Incandela. In addition, on September 16, 2005, Capital Corp of the West entered into a Severance Agreement with Mr. John J. Incandela. A copy of the executed Salary Continuation Agreement is contained in Exhibit 99.1 of this filing. A copy of the Severance Agreement is contained in Exhibit 99.2 of this filing.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not Applicable

(b) Pro Forma Financial Information.
Not Applicable

(c) Exhibits
99.1 Copy of Salary Continuation Agreement executed on July 20, 2005 between Capital Corp of the West and Mr. John J. Incandela.

99.2 Copy of Severance Agreement executed on September 16, 2005 between Capital Corp of the West and Mr. John J. Incandela.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
(Registrant)

Dated: February 14, 2006	By/s/ David A. Curtis
David A. Curtis
Senior Vice President and Controller